1Q2021
Supplemental Information
FURNISHED AS OF MAY 5, 2021 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2020, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants
14	Acquisition & Disposition Activity
15	Re/development Activity
16	Portfolio
17	Associated Health Systems
18	Top Tenants
19	MOB Proximity to Hospital
20	Lease Maturity, Lease & Building Size
21	Historical Occupancy
22	Occupancy Reconciliation
23	Same Store Leasing Statistics
24	NOI Performance
25	NOI Reconciliations
26	EBITDA Reconciliations
28	Components of Net Asset Value
29	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•Normalized FFO per share totaled $0.42, an increase of 2.6% from $0.41 in the first quarter of 2020.
•Same store cash NOI for the first quarter increased 2.1% over the first quarter of 2020. For the trailing twelve months ended March 31, 2021, same store cash NOI grew 2.0%.
•Predictive growth measures in the same store portfolio include:
◦Average in-place rent increases of 2.86%
◦Future annual contractual increases of 2.98% for leases commencing in the quarter
◦Weighted average cash leasing spreads of 4.4% on 616,000 square feet renewed:
▪2% (<0% spread)
▪7% (0-3%)
▪73% (3-4%)
▪18% (>4%)
◦Tenant retention of 88.5%
•Portfolio leasing activity in the first quarter totaled 856,000 square feet related to 151 leases:
◦656,000 square feet of renewals
◦200,000 square feet of new and expansion leases
•During the first quarter, the Company acquired seven medical office buildings for $76.6 million totaling 275,000 square feet.
◦In Dallas, two buildings totaling 122,000 square feet for $22.5 million located on AA- rated Baylor Scott & White's Medical Center - Grapevine campus. The Company owns two additional properties on this campus.
◦In San Diego, a 22,000 square foot building for $17.2 million that is 100% leased to University of California San Diego Health and adjacent to AA rated Scripps Health's Mercy Hospital San Diego.
◦In Denver, an off campus 59,000 square foot property for $14.4 million acquired under the TIAA joint venture.
◦In Washington, D.C., a 26,000 square foot building for $12.8 million adjacent to AA rated Sentara Healthcare's Northern Virginia Medical Center Hospital campus.
◦In Atlanta, two buildings totaling 45,000 square feet for $9.8 million located on and adjacent to A rated Wellstar Health System's Douglas Hospital campus. The Company owns two additional properties on this campus.
◦The Company funded $69.4 million in these properties, net of TIAA's 50% joint venture contribution.
•Subsequent to the end of the quarter, the Company acquired three medical office buildings under the TIAA joint venture totaling 130,000 square feet for $52.1 million.
◦In Los Angeles, a 58,000 square foot building for $31.3 million on AA- rated MemorialCare Health System's Saddleback Medical Center campus. The Company owns three additional buildings around this campus.
◦In San Antonio, an off campus 45,000 square foot building for $13.6 million leased to a diverse mix of specialists and primary care including Baptist Health.
◦In Colorado Springs, an off campus 28,000 square foot building for $7.2 million that is leased to a diverse mix of specialists and primary care.
◦The Company funded $26.1 million in these properties, net of TIAA's 50% joint venture contribution.
•Year-to-date, the Company acquired ten buildings totaling 405,000 square feet for $128.7 million at a weighted average cap rate of 5.5%.
•Year-to-date, the Company sold three medical office buildings totaling 94,000 square feet for $34.1 million at a weighted average cap rate of 4.8%.
•In April, the Company commenced a 23,000 square foot expansion and redevelopment of an existing 33,000 square foot medical office building adjacent to AA- rated MultiCare Health System's Tacoma General Hospital. The project has a total budget of $12.4 million and the expansion is 100% leased to MultiCare.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 4

•During the first quarter, the Company settled 2.0 million shares through its forward equity program, generating $62.7 million in net proceeds.
◦The Company currently has approximately 4.1 million shares to be settled through forward equity contracts and expects gross proceeds of approximately $127.3 million, before cost of borrowing under the forward contracts.
•As of March 31, 2021, the Company had cash of $12.1 million and $693 million available on its revolver.
•Net debt to adjusted EBITDA was 5.3 times at the end of the quarter.
•A dividend of $0.3025 per share was paid during the quarter, which equaled 80.8% of FAD. On a trailing twelve months basis, dividends paid equaled 88.7% of FAD.
•A dividend of $0.3025 per share is payable on May 28, 2021 for stockholders of record on May 17, 2021.

OTHER ITEMS OF NOTE

•General and administrative expense increased in the first quarter of 2021 over the fourth quarter of 2020 by approximately $1.3 million. Approximately $1.2 million was due to customary increases in payroll taxes, 401k match, non-cash ESPP expenses and healthcare savings account fundings of which approximately $0.9 million is not expected to recur in subsequent quarters.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 5

Salient Facts [1]
AS OF MARCH 31, 2021

Properties

$4.7B invested in 228 properties
16.5M SF owned in 24 states
13.1M SF managed by Healthcare Realty
95.3% medical office and outpatient

Capitalization

$6.2B enterprise value as of 4/30/21
$4.6B market capitalization as of 4/30/21
141.7M shares outstanding as of 3/31/21
$0.3025 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
27.3% net debt to enterprise value at 3/31/21
5.3x net debt to adjusted EBITDA

1Property counts and square footage include properties in the Company's unconsolidated JV.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 6

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of March 31, 2021, the Company was invested in 228 real estate properties in 24 states totaling 16.5 million square feet and was valued at approximately $5.9 billion. The Company provided leasing and property management services to 13.1 million square feet nationwide.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
Scotiabank
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 7

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Real estate properties
Land	$369,202	$362,695	$330,840	$312,139	$319,882
Buildings, improvements and lease intangibles	4,201,251	4,220,297	4,014,740	3,937,657	4,126,046
Personal property	11,370	11,195	10,962	10,849	10,783
Land held for development	27,226	27,226	24,647	24,647	24,647
Total real estate properties	4,609,049	4,621,413	4,381,189	4,285,292	4,481,358
Less accumulated depreciation and amortization	(1,238,044)	(1,239,224)	(1,198,444)	(1,169,298)	(1,164,462)
Total real estate properties, net	3,371,005	3,382,189	3,182,745	3,115,994	3,316,896
Cash and cash equivalents	12,087	15,303	121,992	43,680	103,370
Restricted cash [1]	—	—	60,644	—	—
Assets held for sale, net	64,578	20,646	20,051	—	20
Operating lease right-of-use assets	120,890	125,198	123,807	124,398	125,040
Financing lease right-of-use assets	19,559	19,667	19,776	19,884	12,615
Net investment in sales-type leases [2]	—	—	—	244,381	—
Investments in unconsolidated joint ventures	83,943	73,137	7,743	7,819	8,000
Other assets	182,043	176,120	174,693	175,797	181,708
Total assets	$3,854,105	$3,812,260	$3,711,451	$3,731,953	$3,747,649

LIABILITIES AND STOCKHOLDERS' EQUITY
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Liabilities
Notes and bonds payable	$1,609,251	$1,602,769	$1,554,395	$1,554,936	$1,644,454
Accounts payable and accrued liabilities	66,407	81,174	79,528	65,485	64,574
Liabilities of properties held for sale	1,342	1,216	548	—	74
Operating lease liabilities	91,921	92,273	91,466	91,259	91,093
Financing lease liabilities	18,722	18,837	18,697	18,595	17,953
Other liabilities	68,353	67,615	66,442	72,317	70,073
Total liabilities	1,855,996	1,863,884	1,811,076	1,802,592	1,888,221
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,417	1,395	1,361	1,360	1,349
Additional paid-in capital	3,699,867	3,635,341	3,532,130	3,529,559	3,494,123
Accumulated other comprehensive loss	(13,887)	(17,832)	(19,267)	(20,294)	(19,777)
Cumulative net income attributable to common stockholders	1,223,521	1,199,499	1,215,362	1,207,132	1,131,619
Cumulative dividends	(2,912,809)	(2,870,027)	(2,829,211)	(2,788,396)	(2,747,886)
Total stockholders' equity	1,998,109	1,948,376	1,900,375	1,929,361	1,859,428
Total liabilities and stockholders' equity	$3,854,105	$3,812,260	$3,711,451	$3,731,953	$3,747,649

1Restricted cash in 3Q 2020 included cash held in escrow from the sale of a property in Oklahoma. These proceeds were disbursed as the Company acquired real estate investments in like-kind exchanges under Section 1031 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
2In the second quarter of 2020, the Company entered into agreements to sell two single-tenant net leased properties ("Mercy disposition"), resulting in a lease modification and classification change from operating to sales-type. The properties were sold on July 30, 2020.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 8

Statements of Income
DOLLARS IN THOUSANDS

	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Revenues
Rental income	$128,389	$123,877	$123,384	$122,358	$122,644	$119,438	$117,740	$114,351
Other operating	1,950	2,003	1,868	1,332	2,163	2,086	2,059	1,966
	130,339	125,880	125,252	123,690	124,807	121,524	119,799	116,317
Expenses
Property operating	52,215	50,210	50,171	46,580	49,552	46,214	46,777	44,286
General and administrative	8,499	7,206	7,299	7,434	8,766	7,669	10,802	7,845
Acquisition and pursuit costs [1]	744	939	440	431	750	515	501	422
Depreciation and amortization	50,079	48,104	47,143	47,691	47,497	46,134	45,137	43,926
	111,537	106,459	105,053	102,136	106,565	100,532	103,217	96,479
Other income (expense)
Gain (loss) on sales of real estate properties	18,890	(34)	2,177	68,267	(49)	20,036	200	4,849
Interest expense	(13,262)	(13,618)	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)
Loss on extinguishment of debt	—	(21,503)	—	—	—	—	—	—
Impairment of real estate assets	(834)	—	—	—	—	(7)	—	(5,610)
Equity income (loss) from unconsolidated joint ventures	(74)	(269)	(66)	(116)	(11)	(2)	(13)	7
Interest and other income (expense), net	500	140	74	250	93	7	13	(750)
	5,220	(35,284)	(11,969)	53,959	(13,927)	6,218	(13,981)	(15,354)
Net income (loss)	$24,022	($15,863)	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484

1Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Net income (loss)	$24,022	$(15,863)	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484
(Gain) loss on sales of real estate assets	(18,890)	34	(2,177)	(68,267)	49	(20,036)	(200)	(4,849)
Impairments of real estate assets	834	—	—	—	—	7	—	5,610
Real estate depreciation and amortization	51,311	49,251	48,215	48,577	48,531	46,962	45,846	44,602
Unconsolidated JV depreciation and amortization	813	323	80	80	80	80	80	80
FFO	$58,090	$33,745	$54,348	$55,903	$52,975	$54,223	$48,327	$49,927
Acquisition and pursuit costs [3]	744	939	440	431	750	515	501	422
Lease intangible amortization	(72)	(4)	(35)	(16)	745	4	5	54
Accelerated stock awards [4]	—	—	—	—	—	—	2,854	—
Forfeited earnest money received	(500)	—	—	—	—	—	—	—
Debt financing costs	—	21,920	—	—	—	—	—	760
Unconsolidated JV normalizing items [5]	27	16	—	—	—	—	—	—
Normalized FFO	$58,289	$56,616	$54,753	$56,318	$54,470	$54,742	$51,687	$51,163
Non-real estate depreciation and amortization	673	724	785	822	823	838	838	829
Non-cash interest expense amortization [6]	894	976	934	1,035	746	731	727	707
Provision for bad debt, net	(79)	(511)	(144)	945	(83)	124	(32)	150
Straight-line rent income, net	(1,094)	(645)	(543)	(390)	(668)	(789)	(387)	(9)
Stock-based compensation	3,019	2,472	2,445	2,405	2,599	2,133	2,375	2,372
Unconsolidated JV non-cash items [7]	(357)	4	8	8	8	8	8	8
Normalized FFO adjusted for non-cash items	61,345	59,636	58,238	61,143	57,895	57,787	55,216	55,220
2nd generation TI	(5,189)	(8,841)	(5,323)	(6,005)	(6,040)	(12,126)	(6,114)	(6,124)
Leasing commissions paid	(1,193)	(3,288)	(1,999)	(2,258)	(2,824)	(4,970)	(2,697)	(2,315)
Capital expenditures	(2,019)	(8,931)	(4,580)	(4,777)	(3,470)	(5,159)	(3,543)	(4,993)
Maintenance cap ex	(8,401)	(21,060)	(11,902)	(13,040)	(12,334)	(22,255)	(12,354)	(13,432)
FAD	$52,944	$38,576	$46,336	$48,103	$45,561	$35,532	$42,862	$41,788
Dividends paid	$42,782	$40,816	$40,815	$40,510	$40,416	$40,121	$38,852	$38,771
TTM dividend payout (dividends paid/FAD)	88.7%	91.0%	92.2%	92.9%	95.4%	95.0%	92.4%	94.7%
FFO per common share - diluted	$0.42	$0.25	$0.40	$0.42	$0.40	$0.41	$0.37	$0.39
Normalized FFO per common share - diluted	$0.42	$0.42	$0.41	$0.42	$0.41	$0.41	$0.40	$0.40
FFO weighted average common shares outstanding - diluted [8]	139,714	135,701	135,159	134,464	133,980	133,125	129,015	128,279

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
4The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses recorded in the third quarter of 2019 associated with the acceleration of his outstanding non-vested share-based awards.
5Includes the Company's proportionate share of acquisition and pursuit costs related to unconsolidated joint ventures.
6Includes the amortization of deferred financing costs, discounts and premiums.
7Includes the Company's proportionate share of straight-line rent, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 843,173 for the three months ended March 31, 2021.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Acquisitions [1]	$69,403	$273,757	$108,127	$—	$102,030
Re/development	9,336	9,204	4,709	5,664	6,916
1st gen. TI & acquisition capex [2]	3,808	6,327	6,471	4,991	2,731

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020

2nd generation TI	$5,189	$8,841	$5,323	$6,005	$6,040
Leasing commissions paid	1,193	3,288	1,999	2,258	2,824
Capital expenditures	2,019	8,931	4,580	4,777	3,470
	$8,401	$21,060	$11,902	$13,040	$12,334
% of Cash NOI
2nd generation TI	6.7%	11.8%	7.1%	7.8%	8.0%
Leasing commissions paid	1.5%	4.4%	2.7%	2.9%	3.8%
Capital expenditures	2.6%	11.9%	6.1%	6.2%	4.6%
	10.8%	28.1%	15.9%	17.0%	16.4%

LEASING COMMITMENTS [3]
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Renewals
Square feet	616,129	421,652	669,687	393,496	342,614
2nd generation TI/square foot/lease year	$1.27	$1.48	$1.49	$1.78	$1.65
Leasing commissions/square foot/lease year	$0.79	$0.85	$1.13	$0.86	$0.80
Renewal commitments as a % of annual net rent	9.1%	9.0%	11.2%	13.0%	11.1%
WALT (in months) [4]	47.3	53.3	48.8	45.1	46.3

New leases
Square feet	47,530	82,538	111,310	108,485	97,305
2nd generation TI/square foot/lease year	$5.38	$6.28	$5.38	$6.40	$4.07
Leasing commissions/square foot/lease year	$1.72	$1.48	$1.01	$1.30	$1.06
New lease commitments as a % of annual net rent	36.9%	35.9%	28.3%	42.3%	23.5%
WALT (in months) [4]	70.3	77.3	89.0	74.8	75.3

All
Square feet	663,659	504,190	780,997	501,981	439,919
Leasing commitments as a % of annual net rent	11.6%	13.9%	15.0%	21.3%	14.9%
WALT (in months) [4]	48.9	57.3	54.6	51.5	52.7

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
2Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
3Beginning in the first quarter of 2021, the Company began excluding properties categorized as re/development and acquisitions to align leasing commitments with the Maintenance Capital Expenditure Funding table above.
4WALT = weighted average lease term.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 11

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF MARCH 31, 2021
	PRINCIPAL BALANCE	BALANCE [1]	INTEREST EXPENSE	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due May 2025 [2]	$250,000	$248,841	$2,469	49	3.88%	4.08%
Senior notes due January 2028	300,000	296,243	2,777	81	3.63%	3.84%
Senior notes due March 2030 [3]	300,000	296,554	1,929	108	2.40%	2.71%
Senior notes due March 2031	300,000	295,037	1,590	120	2.05%	2.24%
Total senior notes outstanding	$1,150,000	$1,136,675	$8,765	91	2.95%	3.18%
$700 million unsecured credit facility due May 2023	7,000	7,000	29	26	LIBOR + 0.90%	1.01%
$200 million unsecured term loan facility due May 2024 [4]	200,000	199,292	984	38	LIBOR + 1.00%	1.96%
$150 million unsecured term loan facility due June 2026 [5]	150,000	149,503	1,174	62	LIBOR + 1.60%	3.13%
Mortgage notes payable, net	116,275	116,781	1,133	41	4.20%	4.07%
Total outstanding notes and bonds payable	$1,623,275	$1,609,251	$12,085	78	2.92%	3.08%
Interest cost capitalization			(118)
Unsecured credit facility fee and deferred financing costs			1,048
Financing lease right-of-use assets			247
Total quarterly consolidated interest expense			$13,262

DEBT MATURITIES SCHEDULE AS OF MARCH 31, 2021
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE RATE
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL
2021			$2,967	$2,967	—%	—%	4.51%	4.51%
2022			13,434	13,434	—%	—%	3.81%	3.81%
2023	$7,000		30,701	37,701	1.01%	—%	4.21%	3.61%
2024	200,000		26,449	226,449	1.96%	—%	4.48%	2.25%
2025		$250,000	17,415	267,415	—%	3.88%	4.35%	3.91%
2026	150,000		24,879	174,879	3.13%	—%	3.93%	3.24%
2027			430	430	—%	—%	6.17%	6.17%
2028		300,000		300,000	—%	3.63%	—%	3.63%
2029				—	—%	—%	—%	—%
Thereafter		600,000		600,000	—%	2.23%	—%	2.23%
Total	$357,000	$1,150,000	$116,275	$1,623,275	2.43%	2.95%	4.20%	2.92%

1Balances are reflected net of discounts and deferred financing costs and include premiums.
2The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
3The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
4The effective interest rate includes the impact of interest rate swaps on $75.0 million at a weighted average rate of 2.37% (plus the applicable margin rate, currently 100 basis points).
5The effective interest rate includes the impact of interest rate swaps on $100.0 million at a weighted average rate of 2.23% (plus the applicable margin rate, currently 160 basis points).

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 12

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED MARCH 31, 2021 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio	Total debt/total capital	Not greater than 60%	33.4%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	2.4%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	34.5%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.7x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	5.1x
Construction and development	CIP/total assets	Not greater than 15%	0.0%
Unconsolidated joint ventures	Unconsolidated joint ventures/total assets	Not greater than 15%	2.2%
Asset investments	Unimproved land, stock & mortgages/total assets	Not greater than 20%	0.7%

Senior Notes due 2030 and 2031 [3]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	33.3%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.4%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	302.4%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.3x

Other Senior Notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	34.7%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.4%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	290.5%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.2x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.3x
Net debt to enterprise value [6]	Net Debt/enterprise value	Not required	27.3%

1.Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. All financial measures include the Company's proportionate share of unconsolidated joint ventures.
2.As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.
3.The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.
4.The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.
5.Adjusted EBITDA is based on the current quarter results, annualized. See page 27 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.
6.Based on the closing price of $30.32 on March 31, 2021 and 141,660,015 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 13

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

MOB ACQUISITION ACTIVITY
MARKET	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM/TENANCY	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
San Diego, CA 3	0.02	Scripps Health/UCSD	1/7/2021	22,461	100%	$17,150	100%
Dallas, TX [4]	0.00	Baylor Scott & White Health	2/1/2021	121,709	66%	22,515	100%
Atlanta, GA [4]	0.00/0.19	Wellstar Health System	2/17/2021	44,567	88%	9,800	100%
Washington, D.C.	0.09	Sentara Healthcare	3/3/2021	26,496	100%	12,750	100%
Denver, CO	0.60	HCA	3/30/2021	59,359	91%	14,375	50%
Colorado Springs, CO	4.70	None	4/1/2021	27,510	100%	7,200	50%
Los Angeles, CA	0.00	MemorialCare Health System	4/8/2021	57,573	80%	31,335	50%
San Antonio, TX	0.90	CHRISTUS Health/Baptist Health	4/30/2021	45,000	100%	13,600	50%
YTD total				404,675	84%	$128,725
YTD average cap rate						5.5%

DISPOSITION ACTIVITY
LOCATION	TYPE [5]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SQUARE FEET	LEASED %	SALES PRICE
Los Angeles, CA [7]	MOB	0.00	Valley Presbyterian Hospital	3/11/2021	73,906	84%	$26,000
Atlanta, GA	MOB	13.00	Piedmont Healthcare	4/12/2021	19,732	100%	8,050
YTD total					93,638	87%	$34,050
YTD average cap rate							4.8%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS [8]	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS	NET INVESTMENTS
2017	$327,167	$32,305	$359,472	$122,700	$236,772
2018	111,450	35,567	147,017	98,691	48,326
2019	381,314	28,584	409,898	54,860	355,038
2020	546,853	26,493	573,346	249,443	323,903
YTD 2021	128,725	9,336	138,061	34,050	104,011
Average (2017-2020)	$341,696	$30,737	$372,433	$131,424	$241,009
% of Total	91.7%	8.3%	100.0%

1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3Represents a single-tenant property.
4Includes two properties.
5MOB = Medical office building
6For dispositions, cap rate represents the in-place cash NOI divided by sales price.
7Includes two properties sold to a single purchaser in two transactions which closed on March 5 and March 11, 2021.
8Includes joint venture acquisitions on the full acquisition price and was not adjusted for the Company's ownership percentage.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 14

Re/Development Activity
DOLLARS IN THOUSANDS

UNDER RE/DEVELOPMENT
MARKET	TYPE	MILES TO CAMPUS	SQUARE FEET	BUDGET	FUNDINGS THRU 3/31/21	REMAINING FUNDINGS	LEASED %	EXPECTED QTR NOI AT LEASED %	EXPECTED STABILIZED YIELD	ASSOCIATED HEALTH SYSTEM
Memphis, TN [1]	Redev	0.26	110,883	$30,200	$27,121	$3,079	97%	$560	7.6%	Baptist Memorial
Dallas, TX [2]	Redev	0.00	110,860	16,900	445	16,455	47%	27	6.8%	Baylor Scott & White
Tacoma, WA [3]	Redev	0.10	23,000	12,400	1,043	11,357	100%	186	6.0%	Tacoma Medical Center
Total			244,743	$59,500	$28,609	$30,891	75%	$773	7.0%

	EXPECTED NOI AND OCCUPANCY RAMP UP TO LEASED %
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Cash NOI
Memphis, TN	$20	$334	$519	$519	$560	$564
Dallas, TX	65	44	44	44	27	27
Tacoma, WA	—	—	—	—	—	30
Total	$85	$378	$563	$563	$587	$621
Average occupancy
Memphis, TN	60%	76%	87%	97%	97%	97%
Dallas, TX	100%	100%	100%	100%	47%	47%
Tacoma, WA	—%	—%	—%	—%	—%	17%
Total	72%	80%	85%	89%	65%	67%

1The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.
2The project includes the redevelopment of a 110,860 fitness center located in a 217,114 square foot medical office building. The current fitness center lease will be reduced to 51,740 square foot when Cowboys Fit commences operations, which is expected to occur in Q1 2022.
3Redevelopment project is a 23,000 square foot expansion to an existing medical office building. When complete, the building will be approximately 56,000 square feet.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 15

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 95.3%		NON-MOB 4.7%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	CONSOLIDATED	JOINT VENTURE	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF TOTAL	% OF NOI
Seattle, WA	15	664,958	27	1,545,539				1,545,539	9.4%	14.3%
Dallas, TX	4	519,552	23	2,004,747		156,245	145,365	2,306,357	14.0%	12.5%
Los Angeles, CA	2	378,203	17	796,914	184,663	63,000		1,044,577	6.3%	7.4%
Charlotte, NC	22	182,832	16	860,735				860,735	5.2%	6.0%
Atlanta, GA	9	312,191	14	806,757				806,757	4.9%	4.6%
Denver, CO	19	199,720	13	694,362	59,359		93,869	847,590	5.1%	4.4%
Washington, DC	6	162,539	7	533,832				533,832	3.2%	3.9%
Houston, TX	5	162,640	10	603,995			57,170	661,165	4.0%	3.8%
Nashville, TN	36	227,191	7	805,259			108,691	913,950	5.6%	3.8%
Indianapolis, IN	33	120,635	4	526,194				526,194	3.2%	3.4%
Des Moines, IA	82	138,862	7	379,955			152,655	532,610	3.2%	3.3%
Honolulu, HI	56	145,028	3	298,427				298,427	1.8%	3.1%
Memphis, TN	43	162,847	10	802,221				802,221	4.9%	2.9%
Austin, TX	29	108,934	5	374,886				374,886	2.3%	2.8%
Richmond, VA	44	108,776	6	405,945				405,945	2.6%	2.6%
San Francisco, CA	12	121,624	3	286,270				286,270	1.7%	2.5%
San Antonio, TX	24	96,885	6	473,673				473,673	2.9%	2.0%
Chicago, IL	3	90,604	3	352,800				352,800	2.1%	1.9%
Colorado Springs, CO	78	74,533	5	312,154				312,154	1.9%	1.8%
Miami, FL	7	55,033	3	215,980				215,980	1.3%	1.5%
Other (16 markets)		620,630	39	2,219,069	140,733			2,359,802	14.4%	11.5%
Total		$4,654,217	228	15,299,714	384,755	219,245	557,750	16,461,464	100.0%	100.0%
Number of properties				216	5	2	5	228
% of square feet				93.0%	2.3%	1.3%	3.4%	100.0%
% multi-tenant				96.0%	100.0%	—%	100.0%	94.9%
Investment [1]				$4,320,637	$77,911	$111,152	$144,517	$4,654,217
Quarterly cash NOI [1]				$72,142	$465	$3,095	$1,193	$76,895
% of cash NOI				93.8%	0.6%	4.0%	1.6%	100.0%

BY BUILDING TYPE
	CONSOLIDATED
	MULTI-TENANT	SINGLE-TENANT	JOINT VENTURE	TOTAL
Number of properties	210	13	5	228
Square feet	15,241,741	834,968	384,755	16,461,464
% of square feet	92.6%	5.1%	2.3%	100.0%
Investment [1]	$4,296,720	$279,586	$77,911	$4,654,217
Quarterly cash NOI [1]	$70,008	$6,422	$465	$76,895
% of cash NOI	91.0%	8.4%	0.6%	100.0%

1Investment reflects gross value. Quarterly cash NOI reflects the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 16

Associated Health Systems [1,2]

MOB PORTFOLIO (BY SQUARE FEET)
	SYSTEM RANK [3]	CREDIT RATING	ON/ADJACENT		OFF CAMPUS			% OF NOI
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]	<= 2 MILES [6]	TOTAL
Baylor Scott & White Health	20	AA-/Aa3	1,765,805	280,941	163,188	—	2,209,934	14.2%
CommonSpirit Health	5	BBB+/Baa1	807,182	311,310	95,486	205,840	1,419,818	8.8%
Ascension Health	3	AA+/Aa2	1,080,681	194,617	—	—	1,275,298	6.3%
Atrium Health	25	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.6%
UW Medicine (Seattle)	92	AA+/Aaa	345,567	102,540	44,166	125,543	617,816	5.5%
Tenet Healthcare	6	B/B2	570,264	67,790	—	135,270	773,324	4.4%
Wellstar Health System	75	A/A2	492,221	141,169	—	—	633,390	3.9%
Providence St. Joseph Health	4	AA-/Aa3	176,854	153,433	—	31,601	361,888	3.4%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.4%
Bon Secours Mercy Health	21	A+/A1	405,945	—	—	—	405,945	3.1%
Hawaii Pacific Health	182	--/A1	173,502	—	—	124,925	298,427	3.0%
UCHealth	46	AA/Aa3	150,291	298,093	33,850	—	482,234	2.6%
Overlake Health System	294	A/A2	191,051	39,659	—	—	230,710	2.5%
HCA	1	BB+/Ba2	151,340	167,017	78,305	59,359	456,021	2.4%
Baptist Memorial Health Care	90	BBB+/--	464,498	—	150,228	—	614,726	2.3%
Medstar Health	45	A/A2	241,739	—	—	—	241,739	1.9%
Inova Health System	70	AA+/Aa2	262,121	—	—	—	262,121	1.8%
MultiCare Health System	82	AA-/Aa3	154,452	84,348	—	—	238,800	1.8%
Trinity Health	7	AA-/Aa3	267,952	73,331	—	—	341,283	1.6%
Memorial Hermann	39	A+/A1	—	246,325	—	—	246,325	1.4%
Labcorp of America	—	BBB/Baa2	—	138,028	—	—	138,028	1.3%
Other (27 credit rated systems)			1,193,500	1,367,432	126,957	228,722	2,916,611	15.8%
Subtotal - credit rated[7]			9,712,408	3,866,665	1,005,693	911,260	15,496,026	97.0%
Other non-credit rated [8]			28,649	—	—	—	28,649	0.2%
Other non-associated [9]			—	—	—	159,794	159,794	2.8%
Total			9,741,057	3,866,665	1,005,693	1,071,054	15,684,469	100.0%
% of total			62.1%	24.7%	6.4%	6.8%

1Includes joint venture properties at total square feet. Excludes construction in progress and assets classified as held for sale.
2Includes buildings located on-campus, adjacent and off-campus that are anchored by healthcare systems or located within 2 miles of a hospital campus.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off campus buildings where health systems lease 40% or more of the property.
6Consistent with the methodology used on the MOB Portfolio Comparison page in the Company's Investor Presentation; assumes that any off campus building within 2 miles from a hospital campus is associated with that health system.
7Based on square footage, 91.0% is associated with an investment-grade rated healthcare provider.
8Includes one property associated with a hospital system that is not credit rated.
9Includes off campus buildings that are not anchored by a health system and are more than 2 miles from a hospital campus.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 17

Top Tenants [1]

TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF ASSOCIATED PROPERTIES	# OF LEASES	LEASED SQUARE FEET	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	23	141	1,075,249	7.5%	8.0%
Atrium Health	25	AA-/Aa3	17	72	651,768	4.6%	4.1%
CommonSpirit Health	5	BBB+/Baa1	17	74	568,337	4.0%	3.9%
Indiana University Health	26	AA/Aa2	4	62	437,462	3.1%	2.8%
Ascension Health	3	AA+/Aa2	11	65	383,222	2.7%	2.6%
WellStar Health System	75	A/A2	11	60	390,749	2.7%	2.2%
UW Medicine (Seattle)	92	AA+/Aaa	9	27	230,152	1.6%	2.2%
UCHealth	46	AA/Aa3	8	14	221,718	1.5%	1.7%
Baptist Memorial Health Care	90	BBB+/--	8	49	304,089	2.1%	1.6%
Proliance Surgeons	—	-	7	18	146,539	1.0%	1.6%
Tenet Healthcare	6	B/B2	10	29	179,636	1.3%	1.4%
Bon Secours Mercy Health	21	A+/A1	6	40	190,712	1.3%	1.3%
Medstar Health	45	A/A2	3	54	153,353	1.1%	1.2%
Trinity Health	7	AA-/Aa3	3	32	165,250	1.2%	1.1%
Providence St. Joseph Health	4	AA-/Aa3	7	24	103,718	0.7%	1.0%
MultiCare Health System	82	AA-/Aa3	5	18	150,201	1.0%	1.0%
Eating Recovery Center	—	B-/B3	4	6	100,946	0.7%	0.9%
Hawaii Pacific Health	182	--/A1	3	35	91,422	0.6%	0.8%
USPI [3]	—	-	5	10	109,113	0.8%	0.8%
DaVita	—	BB/Ba2	12	14	107,621	0.8%	0.8%
Kaiser Permanente	2	AA-/--	4	10	101,830	0.7%	0.8%
Labcorp of America	—	BBB/Baa2	22	24	178,541	1.2%	0.7%
Inova Health	70	AA+/Aa2	4	11	94,627	0.7%	0.7%
Government Services Assoc	—	AA+/Aaa	3	6	111,881	0.8%	0.7%
Overlake Health System	294	A/A2	2	8	73,676	0.5%	0.7%
Memorial Hermann	39	A+/A1	2	2	99,874	0.7%	0.7%
HCA	1	BB+/Ba2	7	15	88,128	0.6%	0.7%
Allina Health	57	AA-/Aa3	3	14	94,599	0.7%	0.5%
Advocate Health Care	14	AA/Aa3	2	9	58,166	0.4%	0.5%
Univ. of MD Medical Center	61	A/A2	2	10	75,495	0.5%	0.5%
Top 30 tenants				953	6,738,074	47.1%	47.5%

Total investment-grade tenants [4]				947	6,684,726	46.7%	45.2%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3As of March 31, 2021, USPI is approximately 95% owned by Tenet Health.
4Includes affiliates of investment grade tenants.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	CONSOLIDATED	JOINT VENTURE	TOTAL
On campus	62.2%	59.3%	62.1%
Adjacent to campus [3]	25.3%	—%	24.7%
Total on/adjacent	87.5%	59.3%	86.8%
Off campus - anchored by health system [4]	6.5%	—%	6.4%
Off campus	6.0%	40.7%	6.8%
	100.0%	100.0%	100.0%
Square feet	15,299,714	384,755	15,684,469
% of total	97.6%	2.4%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	# OF PROPERTIES	SQUARE FEET	% OF TOTAL
	0.00	119	9,741,057	62.1%	62.1%	On campus	87	7,573,816	89.2%
0.00	250 yards	44	2,374,201	15.1%	77.2%	Adjacent [3]	2	128,717	1.5%
250 yards	0.25 miles	28	1,492,464	9.6%	86.8%		4	120,036	1.4%
0.25 miles	0.50	5	397,701	2.5%	89.3%	Off campus	1	124,925	1.5%
0.50	1.00	4	475,502	3.0%	92.3%		—	—	—%
1.00	2.00	7	439,135	2.8%	95.1%		4	319,446	3.8%
2.00	5.00	9	446,067	2.9%	98.0%		1	13,818	0.2%
5.00	10.00	3	205,631	1.3%	99.3%		3	205,631	2.4%
10.00		2	112,711	0.7%	100.0%		—	—	—%
Total		221	15,684,469	100.0%			102	8,486,389	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 19

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2021	556	1,734,455	12.9%	—	—	—%	556	1,734,455	12.1%	11.5%
2022	593	1,948,120	14.4%	1	58,285	7.0%	594	2,006,405	14.0%	14.6%
2023	488	1,993,629	14.8%	—	—	—%	488	1,993,629	13.9%	14.3%
2024	481	2,202,407	16.3%	1	63,000	7.5%	482	2,265,407	15.8%	15.4%
2025	393	1,814,170	13.5%	3	114,022	13.7%	396	1,928,192	13.5%	13.5%
2026	198	760,248	5.6%	1	83,318	10.0%	199	843,566	5.9%	5.4%
2027	124	587,697	4.4%	1	156,245	18.7%	125	743,942	5.2%	6.4%
2028	132	748,950	5.6%	1	35,419	4.2%	133	784,369	5.5%	5.5%
2029	111	638,140	4.7%	3	165,342	19.8%	114	803,482	5.6%	5.8%
2030	107	443,564	3.3%	1	138,028	16.5%	108	581,592	4.1%	3.4%
Thereafter	107	613,370	4.5%	1	21,309	2.6%	108	634,679	4.4%	4.2%
Total leased	3,290	13,484,750	86.3%	13	834,968	100.0%	3,303	14,319,718	87.0%	100.0%
Total building		15,626,496	100.0%		834,968	100.0%		16,461,464	100.0%
WALTR (months) [3]		45.1			74.8			46.8
WALT (months) [3]		85.5			146.7			89.3

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,757	—	>100,000	39.2%	6,455,309	143,451	45
2,501 - 5,000	805	—	<100,000 and >75,000	25.7%	4,231,604	86,359	49
5,001 - 7,500	268	—	<75,000 and >50,000	17.1%	2,821,171	62,693	45
7,501 - 10,000	156	—	<50,000 and >25,000	15.5%	2,549,679	38,632	66
10,001 +	304	13	<25,000	2.5%	403,701	17,552	23
Total Leases	3,290	13	Total	100.0%	16,461,464	72,199	228

1Includes joint venture properties and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.
4The average lease size in the multi-tenant properties is 4,099 square feet.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 20

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Multi-tenant
Number of properties	156	158	156	161	157	157
Total building square feet	12,190,136	12,167,287	11,984,473	12,519,841	12,243,069	12,243,069
Period end % occupied	87.9%	87.6%	87.6%	87.7%	87.9%	88.3%
Single-tenant
Number of properties	11	12	12	12	14	14
Total building square feet	791,198	810,930	810,930	810,930	1,196,930	1,196,930
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Number of properties	167	170	168	173	171	171
Total building square feet	12,981,334	12,978,217	12,795,403	13,330,771	13,439,999	13,439,999
Period end % occupied	88.6%	88.4%	88.4%	88.4%	89.0%	89.3%

PROPERTIES NOT IN SAME STORE
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Acquisitions [2]
Number of properties	45	42	31	26	31	24
Total building square feet	2,091,663	2,178,267	1,667,990	1,455,265	1,826,029	1,487,251
Period end % occupied	89.8%	89.2%	91.4%	89.2%	86.9%	86.1%
Development completions
Number of properties	2	1	1	1	1	—
Total building square feet	261,914	151,031	151,031	151,031	151,031	—
Period end % occupied	64.5%	60.5%	60.5%	60.5%	20.2%	—%
% leased	75.9%	60.5%	60.5%	60.5%	60.0%	—%
Reposition [3]
Number of properties	9	10	11	10	9	9
Total building square feet	741,798	799,764	859,004	523,159	429,167	429,167
Period end % occupied	59.7%	61.0%	62.1%	46.9%	41.9%	41.9%
Joint Venture
Number of properties	5	4	—	—	—	—
Total building square feet	384,755	325,396	—	—	—	—
Period end % occupied	84.3%	72.4%	—%	—%	—%	—%
% leased	84.3%	87.4%	—%	—%	—%	—%

TOTAL PROPERTIES
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Number of properties	228	227	211	210	212	204
Total building square feet	16,461,464	16,432,675	15,473,428	15,460,226	15,846,226	15,356,417
Period end % occupied	87.0%	86.6%	87.0%	86.8%	86.8%	87.7%

1Includes joint venture properties and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.
3Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters. In addition, the Company reclassified a property to reposition during third quarter of 2020 due to strategic reposition. This reclassification is described in more detail in Trends and Matters Impacting Operating Results of the Company's 2020 Form 10-K.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 21

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning December 31, 2020	227	14,224,190	16,432,675	86.6%	170	11,467,256	12,978,217	88.4%
Portfolio activity
Acquisitions [1]	7	224,274	274,592	81.7%	NA	NA	NA	NA
Re/development completions	1	77,508	110,883	69.9%	—	—	—	—%
Dispositions [2]	(7)	(251,985)	(356,686)	70.6%	(6)	(214,251)	(298,720)	71.7%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	3	255,134	301,837	84.5%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	228	14,273,987	16,461,464	86.7%	167	11,508,139	12,981,334	88.7%
Leasing activity
New leases/expansions	NA	199,763	NA	NA	NA	103,335	NA	NA
Move-outs/contractions	NA	(154,032)	NA	NA	NA	(105,817)	NA	NA
Net absorption	NA	45,731	NA	NA	NA	(2,482)	NA	NA
Ending March 31, 2021	228	14,319,718	16,461,464	87.0%	167	11,505,657	12,981,334	88.6%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning March 31, 2020	212	13,752,539	15,846,226	86.8%	171	11,956,008	13,439,999	89.0%
Portfolio activity
Acquisitions [1]	29	1,245,748	1,463,648	85.1%	NA	NA	NA	NA
Re/development completions	1	77,508	110,883	69.9%	—	—	—	—%
Dispositions [2]	(14)	(746,111)	(959,293)	77.8%	(11)	(706,163)	(793,716)	89.0%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	9	648,585	719,267	90.2%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	1	38,560	59,240	65.1%
Reposition from same store	NA	NA	NA	NA	(3)	(381,243)	(443,456)	86.0%
	228	14,329,684	16,461,464	87.0%	167	11,555,747	12,981,334	89.0%
Leasing activity
New leases/expansions	NA	617,424	NA	NA	NA	391,147	NA	NA
Move-outs/contractions	NA	(627,390)	NA	NA	NA	(441,237)	NA	NA
Net absorption	NA	(9,966)	NA	NA	NA	(50,090)	NA	NA
Ending March 31, 2021	228	14,319,718	16,461,464	87.0%	167	11,505,657	12,981,334	88.6%

1Includes joint venture properties.
2Includes properties reclassified as held for sale.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 22

Same Store Leasing Statistics [1]

	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Average in-place contractual increases
Multi-tenant	2.91%	2.91%	2.90%	2.89%	2.89%	2.90%	2.93%	2.91%
Single-tenant	2.34%	2.27%	2.27%	2.13%	2.10%	2.10%	2.12%	2.43%
	2.86%	2.86%	2.85%	2.83%	2.79%	2.80%	2.82%	2.84%
Renewals [2]
Cash leasing spreads	4.4%	2.8%	4.5%	4.5%	4.4%	4.2%	3.3%	5.0%
Tenant retention rate	88.5%	84.2%	85.1%	84.6%	84.0%	86.6%	90.2%	87.4%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [3]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	1.86%	2.32%	1.30%	11.32%	1.70%	3.00%
Fixed	2.99%	94.98%	2.75%	42.34%	2.98%	90.96%
Non-annual increase (annualized)
CPI	1.16%	0.34%	0.50%	4.49%	0.81%	0.65%
Fixed	1.56%	1.43%	2.40%	41.85%	2.16%	4.51%
No increase
Term > 1 year	—%	0.93%	—%	—%	—%	0.88%
Total [2]	2.91%	100.00%	2.34%	100.00%	2.86%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	51.2%	82.6%	53.3%
Physician and other	48.8%	17.4%	46.7%

Lease structure
Gross	10.7%	—%	10.0%
Modified gross	29.1%	—%	27.1%
Net	60.2%	—%	56.0%
Absolute net [3]	—%	100.0%	6.9%

Ownership type
Ground lease	63.5%	15.9%	60.6%
Fee simple	36.5%	84.1%	39.4%

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Beginning in the first quarter of 2021, metrics are for combined mulit-tenant and single-tenant net leases. Prior periods include only multi-tenant leases.
3Excludes leases with terms of one year or less.
4Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 23

NOI Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

SAME STORE CASH NOI
	TTM 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	TTM 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019

Revenues	$415,011	$104,839	$103,948	$104,746	$101,478	$410,994	$103,773	$102,780	$102,802	$101,639
Expenses	156,716	39,830	38,881	40,379	37,626	157,836	40,077	39,010	40,168	38,581
Cash NOI	$258,295	$65,009	$65,067	$64,367	$63,852	$253,158	$63,696	$63,770	$62,634	$63,058
Revenue per occ SF [2]	$36.03	$36.44	$36.12	$36.38	$35.18	$35.51	$35.85	$35.47	$35.48	$35.15
Margin	62.2%	62.0%	62.6%	61.5%	62.9%	61.6%	61.4%	62.0%	60.9%	62.0%
Average occupancy	88.7%	88.6%	88.7%	88.7%	88.9%	89.2%	89.2%	89.3%	89.3%	89.1%
Number of properties	167	167	167	167	167	167	167	167	167	167

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Revenue per occ SF [2]	1.5%	1.6%	1.8%	2.5%	0.1%
Avg occupancy (bps)	-50	-60	-60	-60	-20
Revenues	1.0%	1.0%	1.1%	1.9%	(0.2%)
Expenses	(0.7%)	(0.6%)	(0.3%)	0.5%	(2.5%)
Cash NOI	2.0%	2.1%	2.0%	2.8%	1.3%

TOTAL CASH NOI
	1Q 2021	1Q 2020	% CHANGE	TTM 1Q 2021	TTM 1Q 2020	% CHANGE
Same store cash NOI	$65,009	$63,696	2.1%	$258,295	$253,158	2.0%
Reposition	881	1,330	(33.8%)	4,519	5,975	(24.4%)
	$65,890	$65,026	1.3%	$262,814	$259,133	1.4%
Acquisitions/development completions	10,540	4,256	147.8%	30,328	9,462	220.6%
Dispositions/assets held for sale/other	774	5,916	(86.9%)	10,592	25,985	(59.2%)
Joint venture property cash NOI	465	78	496.3%	619	334	85.4%
Cash NOI	$77,669	$75,276	3.2%	$304,353	$294,914	3.2%

1Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Net income (loss)	$24,022	($15,863)	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484
Other income (expense)	(5,220)	35,284	11,969	(53,959)	13,927	(6,218)	13,981	15,354
General and administrative expense	8,499	7,206	7,299	7,434	8,766	7,669	10,802	7,845
Depreciation and amortization expense	50,079	48,104	47,143	47,691	47,497	46,134	45,137	43,926
Other expenses [1]	2,783	2,919	2,364	2,185	3,365	2,200	2,079	1,965
Straight-line rent expense	367	369	373	374	375	378	383	387
Straight-line rent revenue	(1,461)	(1,013)	(915)	(764)	(1,043)	(1,167)	(770)	(395)
Other revenue [2]	(1,865)	(2,145)	(1,609)	(1,660)	(2,004)	(1,430)	(1,726)	(1,447)
Joint venture property cash NOI	465	135	19	1	78	86	75	95
Cash NOI	$77,669	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562	$72,214
Acquisitions/development completions	(10,540)	(7,662)	(6,731)	(5,395)	(4,256)	(3,148)	(1,616)	(442)
Dispositions/assets held for sale/other	(774)	(1,178)	(2,638)	(6,002)	(5,916)	(6,422)	(6,770)	(6,877)
Joint venture property cash NOI	(465)	(134)	(19)	(1)	(78)	(86)	(75)	(95)
Same store cash NOI and reposition	65,890	66,022	65,485	65,417	65,026	65,206	64,101	64,800
Reposition	(881)	(955)	(1,118)	(1,565)	(1,330)	(1,436)	(1,467)	(1,742)
Same store cash NOI	$65,009	$65,067	$64,367	$63,852	$63,696	$63,770	$62,634	$63,058

TOP DOWN RECONCILIATION
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Rental income before rent concessions	$129,466	$124,537	$124,079	$122,958	$123,518	$119,931	$118,254	$114,778
Rent concessions	(1,077)	(660)	(695)	(600)	(874)	(493)	(514)	(427)
Rental income	128,389	123,877	123,384	122,358	122,644	119,438	117,740	114,351
Parking income	1,658	1,678	1,764	1,227	2,051	1,982	1,935	1,870
Exclude straight-line rent revenue	(1,461)	(1,013)	(915)	(764)	(1,043)	(1,167)	(770)	(395)
Exclude other non-cash revenue [3]	(1,573)	(1,820)	(1,505)	(1,555)	(1,892)	(1,326)	(1,601)	(1,350)
Revenue	127,013	122,722	122,728	121,266	121,760	118,927	117,304	114,476
Property operating expense	(52,215)	(50,210)	(50,171)	(46,580)	(49,552)	(46,214)	(46,777)	(44,286)
Exclude non-cash expenses [4]	2,406	2,349	2,297	2,128	2,990	2,063	1,960	1,929
Joint venture property cash NOI	465	135	19	1	78	86	75	95
Cash NOI	$77,669	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562	$72,214
Acquisitions/development completions	(10,540)	(7,662)	(6,731)	(5,395)	(4,256)	(3,148)	(1,616)	(442)
Dispositions/assets held for sale/other	(774)	(1,178)	(2,638)	(6,002)	(5,916)	(6,422)	(6,770)	(6,877)
Joint venture property cash NOI	(465)	(134)	(19)	(1)	(78)	(86)	(75)	(95)
Same store cash NOI and reposition	65,890	66,022	65,485	65,417	65,026	65,206	64,101	64,800
Reposition	(881)	(955)	(1,118)	(1,565)	(1,330)	(1,436)	(1,467)	(1,742)
Same store cash NOI	$65,009	$65,067	$64,367	$63,852	$63,696	$63,770	$62,634	$63,058

1Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees and tenant improvement overage amortization.
3Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 25

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Cash NOI	$77,669	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562	$72,214
General and administrative expense	(8,499)	(7,206)	(7,299)	(7,434)	(8,766)	(7,669)	(10,802)	(7,845)
Straight-line rent	1,461	1,013	915	764	1,043	1,167	770	395
Interest and other income (expense), net	500	140	74	250	93	7	13	(750)
Management fees and other income	292	325	104	105	112	103	124	96
Other non-cash revenue [1]	1,573	1,820	1,505	1,555	1,892	1,326	1,601	1,350
Other non-cash expenses [2]	(2,406)	(2,349)	(2,297)	(2,128)	(2,990)	(2,063)	(1,960)	(1,929)
Unconsolidated JV adjustments	276	(73)	(5)	(37)	(9)	(8)	(8)	(8)
Debt Covenant EBITDA	$70,866	$68,666	$67,870	$69,890	$66,651	$67,725	$62,300	$63,523
Interest expense	(13,262)	(13,618)	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)
Loss on extinguishment of debt	—	(21,503)	—	—	—	—	—	—
Acquisition and pursuit costs	(744)	(939)	(440)	(431)	(750)	(515)	(501)	(422)
Leasing commission amortization [3]	2,111	2,033	1,971	1,795	1,893	1,667	1,547	1,505
Non-real estate depreciation and amortization	(879)	(886)	(899)	(909)	(859)	(838)	(838)	(829)
Unconsolidated JV adjustments	(2)	(8)	—	—	—	—	—	—
FFO	$58,090	$33,745	$54,348	$55,903	$52,975	$54,223	$48,327	$49,927
Acquisition and pursuit costs	744	939	440	431	750	515	501	422
Lease intangible amortization	(72)	(4)	(35)	(16)	745	4	5	54
Accelerated amortization of restricted stock awards	—	—	—	—	—	—	2,854	—
Forfeited earnest money received	(500)	—	—	—	—	—	—	—
Debt financing costs	—	21,920	—	—	—	—	—	760
Unconsolidated JV normalizing items	27	16	—	—	—	—	—	—
Normalized FFO	$58,289	$56,616	$54,753	$56,318	$54,470	$54,742	$51,687	$51,163

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 26

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Net income (loss)	$91,902	$24,022	($15,863)	$8,230	$75,513
Interest expense	55,476	13,262	13,618	14,154	14,442
Depreciation and amortization	193,017	50,079	48,104	47,143	47,691
Unconsolidated JV depreciation and amortization	1,296	813	323	80	80
EBITDA	$341,691	$88,176	$46,182	$69,607	$137,726
Other amortization [1]	7,911	2,112	2,033	1,971	1,795
(Gain) loss on sales of real estate properties	(89,300)	(18,890)	34	(2,177)	(68,267)
Impairments on real estate assets	834	834	—	—	—
EBITDAre [2]	$261,136	$72,232	$48,249	$69,401	$71,254
EBITDA	$341,691	$88,176	$46,182	$69,607	$137,726
Acquisition and pursuit costs	2,554	744	939	440	431
(Gain) loss on sales of real estate properties	(89,300)	(18,890)	34	(2,177)	(68,267)
Impairments on real estate assets	834	834	—	—	—
Loss on extinguishment of debt	21,503	—	21,503	—	—
Unconsolidated JV adjustments	10	2	8	—	—
Debt Covenant EBITDA	$277,292	$70,866	$68,666	$67,870	$69,890
Other amortization [1]	7,911	2,112	2,033	1,971	1,795
Lease intangible amortization	(127)	(72)	(4)	(35)	(16)
Timing impact [3]	2,977	396	3,468	(887)	—
Stock based compensation	9,960	2,638	2,472	2,445	2,405
Unconsolidated JV adjustments	32	25	7	—	—
Adjusted EBITDA	$298,045	$75,965	$76,642	$71,364	$74,074

1Includes leasing commission amortization.
2Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
3Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 27

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	1Q 2021
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/outpatient	$60,743	$10,540	$465	$881	$2,224	$74,853	$299,412
Inpatient/Surgical	3,095	—	—	—	—	3,095	12,380
Office	1,171	—	—	—	—	1,171	4,684
Total Cash NOI	$65,009	$10,540	$465	$881	$2,224	$79,119	$316,476

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$27,226	As of April 30, 2021 [8]		141,660,077

OTHER ASSETS
Assets held for sale [5]	$88,550
Reposition properties (net book value) [3]	11,729
Cash and other assets [6]	124,005
	$224,284

DEBT		IMPLIED CAP RATE
Unsecured credit facility	$7,000		STOCK PRICE	IMPLIED CAP RATE
Unsecured term loan due 2024	200,000	As of 4/30/21	$32.16	5.25%
Unsecured term loan due 2026	150,000
Senior notes	1,150,000
Mortgage notes payable	116,275	1Q 2021 high	$31.30	5.36%
Remaining re/development funding	19,534	1Q 2021 low	$28.15	5.80%
Other liabilities [7]	80,759
	$1,723,568

1See Same Store Performance schedule on page 24 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI.
3Reposition properties includes 9 properties which comprise 741,798 square feet. The NOI table above includes 8 of these properties comprising 647,806 square feet that generated positive NOI. The remaining property comprising 93,992 square feet generated negative NOI and is reflected at a net book value of $11.7 million above.
4Timing adjustments include current quarter acquisitions of $0.4 million as well as development completion adjustments of $1.8 million to reflect full quarterly stabilized NOI from a recently completed development.
5Assets held for sale includes nine real estate properties that are excluded from same store NOI and reflect the expected sale prices.
6Includes cash of $12.1 million, prepaid assets of $60.6 million, accounts receivable of $13.7 million, and prepaid ground leases of $24.3 million. In addition, includes the Company's occupied portion of its corporate headquarters of $13.3 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $67.0 million, security deposits of $10.0 million, and deferred operating expense reimbursements of $3.8 million.
8Total shares outstanding do not reflect the shares associated with forward equity contracts. As of April 30, 2021, the Company had 4.1 million shares to be settled in the future under forward equity contracts.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 28

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE EXPECTATIONS
	EXPECTED 2021		ACTUAL
	LOW	HIGH	1Q 2021
Average Occupancy
Multi-tenant	87.5%	88.5%	88.0%
Single-tenant	100.0%	100.0%	100.0%
Total	88.2%	89.2%	88.7%
Revenue per occupied square foot	$36.00	$37.00	$36.03
Cash NOI margin	61.5%	62.5%	62.2%
Multi-tenant cash leasing spreads	3.0%	4.0%	4.4%
Multi-tenant lease retention rate	75.0%	90.0%	88.5%
Cash NOI growth	2.0%	3.0%	2.0%

ANNUAL EXPECTATIONS
	LOW	HIGH	1Q 2021
Normalized G&A	$33,000	$36,000	$8,499
Straight-line rent, net [1]	3,000	5,000	1,087
Funding activity
Acquisitions (YTD actuals)[2]	350,000	550,000	128,725
Dispositions (YTD actuals)	(75,000)	(125,000)	(34,050)
Re/development	20,000	40,000	9,336
1st generation TI and acq. capex	20,000	30,000	3,808
2nd generation TI	28,000	34,000	5,189
Leasing commissions paid	10,000	14,000	1,193
Capital expenditures	18,000	23,000	2,019
Total maintenance capex	56,000	71,000	8,401

Cash yield
Acquisitions	5.0%	5.8%	5.5%
Dispositions	4.5%	6.0%	4.8%
Re/development (stabilized)	6.0%	7.5%	NA
Leverage (debt/cap)	32.0%	36.0%	33.4%
Net debt to adjusted EBITDA	5.0x	5.5x	5.3x

1.This guidance range is based on current in-place leases.
2.Includes joint venture acquisitions at full acquisition price.

HEALTHCARE REALTY	1Q 2021 SUPPLEMENTAL INFORMATION 29